LPCN 1144

for Non-Cirrhotic NASH

Open Label Extension (OLE) Study – Topline Results

May 2022



LPCN 1144: NASH Open Label Extension Study

Objective & Design

Objective: To evaluate the safety and tolerability of extended (up to 72 weeks) treatment with LPCN 1144 in subjects with biopsy confirmed Nonalcoholic Steatohepatitis (NASH)

- ❑ A multicenter study (NCT04685993) to provide LPCN 1144 treatment to subjects from the LiFT study (NCT04134019) who chose to participate



Blinded, placebo-controlled
Open-label, LPCN 1144 Treatment A
SCREENING
LiFT: 36 WEEKS
OLE: 36 WEEKS
MRI-PDFF,
DXA, Biopsy
Dose Start
MRI-PDFF
Biopsy
DXA
Optional
Biopsy

LPCN 1144: NASH Open Label Extension Study

Disposition and Analysis Sets

- Biopsy confirmed male NASH subjects (N=25, OLE-SS, OLE-Safety Set) who completed LiFT study
- Extended LPCN 1144 treatment subjects (n=16): Total of 72-weeks of LPCN 1144 treatment
  - 36 weeks of LPCN 1144 treatment in LiFT + 36 weeks of LPCN 1144 treatment in OLE
- Subjects initiated LPCN 1144 treatment (n=9) for 36 weeks after placebo run-in for 36 weeks in the LiFT study
- Six subjects (OLE Biopsy Set, OLE-BS) elected to have an optional liver biopsy at the end of the OLE at week 72
  - Extended LPCN 1144 treatment subjects (n=3)
  - Subjects initiated LPCN 1144 treatment after placebo run-in (n=3)
  - Biopsy changes in the subjects assessed utilizing NASH CRN (Clinical Research Network) scoring
- Twenty-three subjects completed the study and one subject discontinued due to non-drug related treatment emergent adverse event (TEAE)

Safety Overview of LPCN 1144 in OLE

Well-Tolerated with No Observed Safety Signals

- In the OLE-SS, the frequency and severity of TEAEs were comparable to those observed in the LiFT study
- There were no reported cases of cardiovascular events, thromboembolic events, hepatocellular carcinoma, or drug induced liver injury ("DILI")
- Weight change from baseline was minimal and comparable to the LiFT results
- A GI adverse event was reported in one subject, and pedal edema was also reported in one subject, neither of which were considered related to study drug
- Additionally, no clinically meaningful changes in lipids were observed

Observed Key Liver Injury Markers Change from Baseline

Liver Injury Markers were Reduced Significantly and Maintained with Extended LPCN 1144 Treatment



Week 36
Week 72
ALT CBL (U/L)
20
10
0
-10
-20
-30
-40
BL: 61.8 U/L
BL: 65.9 U/L
-25.4*
-27.8*
Treatment Duration (Weeks)



Week 36
Week 72
AST CBL (U/L)
5
0
-5
-10
-15
BL: 38.4 U/L
BL: 37.4 U/L
-12.2*
-13.3
Treatment Duration (Weeks)



Week 36
Week 72
ALP CBL (U/L)
5
0
-5
-10
-15
BL: 67.3 U/L
BL: 69.8 U/L
-10.6*
-9.4*
Treatment Duration (Weeks)



Week 36
Week 72
GGT CBL (U/L)
5
0
-5
-10
-15
BL: 50.1 U/L
BL: 47.7 U/L
-12.2*
-14.3*
Treatment Duration (Weeks)

CBL= Change from Baseline; Baseline was measured at LPCN 1144 pretreatment; * $p<0.05$; N = 25 for week 36 data and 16 for week 72 data

Histological Changes* in OLE Subjects with EOS Biopsy

Extended LPCN 1144 treatment subjects



Baseline
Week 36
Week 72
NASH Resolution with No Worsening of Fibrosis
LPCN 1144
LPCN 1144
Fibrosis Improvement with No Worsening of NASH
LPCN 1144
LPCN 1144
Phase 2 – LiFT
Phase 2 - OLE

LIPOCINE® ENHANCING HEALTH

Black = Improved individual subject; Red = Individual subject without improvement
Baseline was measured prior to LPCN 1144 treatment initiation
*Biopsy changes in the subjects assessed utilizing NASH CRN (Clinical Research Network) scoring

Histological Changes* in OLE Subjects with EOS Biopsy

Subjects Initiated LPCN 1144 Treatment after Placebo Run-In


Baseline
Week 36
NASH Resolution with No Worsening of Fibrosis
Placebo
36 weeks
LPCN 1144
Fibrosis Improvement with No Worsening of NASH
Placebo
36 weeks
LPCN 1144
Phase 2 – LiFT
Phase 2 - OLE

Black = Improved individual subject; Red = Individual subject without improvement
Baseline was measured prior to LPCN 1144 treatment initiation
*Biopsy changes in the subjects assessed utilizing NASH CRN (Clinical Research Network) scoring

Summary

Positive LPCN 1144 NASH Open Label Extension Study Results



Well tolerated over 72-week exposure with no observed safety signals



Liver injury markers were reduced significantly and maintained with extended treatment



Observed liver histology improvements support further development

LIPOCINE®
ENHANCING HEALTH